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                                                                   EXHIBIT 10.23


                          HOMECOM COMMUNICATIONS, INC.
                             Suite 100, Building 14
                            3535 Piedmont Road, N.E.
                             Atlanta, Georgia 30305

                                October 27, 1997

VIA FACSIMILE NO. 212/213-2077
& FIRST CLASS MAIL

Eurofactors International Inc.
Beauchamp Finance
FTS Worldwide Corporation
COLBO (collectively, the "Purchasers")
c/o Krieger & Prager
319 Fifth Avenue
New York, New York 10016

         Re: Acquisition by the Purchasers of 5% Convertible Debentures of HomeCom Communications, Inc. (the "Company") in an aggregate principal amount of $1.7 Million (the "Convertible Debentures")

Gentlemen:

         This letter agreement ("Agreement") amends that certain 5% Convertible Debenture Purchase Agreement ("Purchase Agreement"), dated as of September 19, 1997 and as amended, between the Purchasers and the Company as set forth herein. This Agreement also confirms the understanding of the parties hereto with respect to the Company's issuance of certain warrants to First Granite Securities, Inc. ("FGS") in connection with the sale of the Convertible Debentures to the Purchasers, all as more fully described below.

         As used herein, the term "Transaction Documents" means the Purchase Agreement, that certain Convertible Debenture attached to the Purchase Agreement as Exhibit A, that certain Convertible Debenture Escrow Agreement attached to the Purchase Agreement as Exhibit B, that certain Registration Rights Agreement attached to the Purchase Agreement as Exhibit C, Acknowledgment and Release Agreements in the form attached hereto as Exhibit A from each of The Malachi Group, Inc., ClarCo Holdings, Inc., FGS and Adar Equities, and this Agreement.

I. AMENDMENT TO PURCHASE AGREEMENT. The parties hereto agree to amend the Purchase Agreement in accordance with the following:

         1. Conversion Price. The definition of "Conversion Price" set forth in Section 1 of the Purchase Agreement is amended to be and read as follows:

                  " "Conversion Price" means an amount equal to the lessor of
                  (a) a twenty-five (25%) percent discount from the average closing bid price of the Common Stock as reported by NASDAQ or on other securities exchanges or markets on which the Common Stock is listed for the previous three (3) trading days ending on the day before the Conversion Date, or (b) $4.00."


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         2.       Purchaser Review. Section 4.6 of the Purchase Agreement is
amended by deleting the first sentence of Section 4.6 in its entirety and substituting in lieu thereof the following:

                  "The Purchaser hereby represents and warrants that the Purchaser has carefully examined the reports (including the financial statements contained therein) and all materials required to be disclosed under Rule 502(c) under the Securities Act."

II. ISSUANCE OF WARRANTS. Subject to receipt by the Company of counterparts of this Agreement executed by each Purchaser, the Purchasers hereby direct the Company to promptly issue to FGS warrants to purchase common stock (the "Warrants") in full and complete accord and satisfaction of any and all obligations to FGS owed by any of the parties hereto, such Warrants to have the following terms:

                  SHARES:  Common Stock

                  NUMBER OF SHARES:  400,000

                  EXERCISE PRICE: 200,000 shares purchasable at an exercise price of $4.00 per share and 200,000 shares purchasable at an exercise price of $6.00 per share

                  TERM OF THE WARRANTS:  3 years

                  ANTI-DILUTION:  Standard weighted average anti-dilution rights

         The parties agree that the Warrants shall be in the form attached hereto as Exhibit B and shall be promptly signed and issued to FGS by the Company upon receipt of the Transaction Documents.

III. ACKNOWLEDGMENT AND RELEASE. For and in consideration of the agreement by the Company to amend the Purchase Agreement as set forth herein and to issue the Warrants to FGS, each Purchaser and each of their respective officers, directors, employees and affiliates (collectively "Purchaser Affiliates"), by executing this Agreement, hereby releases, acquits and forever discharges the Company and each of its officers, directors, employees, parents, subsidiaries and affiliates (collectively, "Company Affiliates") from any and all claims, demands, or obligations which any of the Purchasers or the Purchaser Affiliates had, now has or may later claim to have against them, known or unknown, from the beginning of time to the date of this Agreement, whether now accrued or to accrue hereafter, involving any matters relating to the payment of compensation or commissions, whether in cash, stock or warrants to acquire stock, in connection with the sale of the Convertible Debentures (including, without limitation, the issuance of the Warrants to FGS and the payment of cash commissions to The Malachi Group, Inc.).

IV.      MISCELLANEOUS.

         1. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Georgia.

         2. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of such counterparts shall together constitute one and the same instrument. This Agreement shall become


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binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. This Agreement may be executed and delivered by fax (telecopier); any original signatures that are initially delivered by fax shall be physically delivered with reasonable promptness thereafter.

         3. This Agreement shall become effective on the date the Company has received an executed counterpart of this Agreement from each of the Purchasers.

         4. This Agreement shall constitute the full and complete agreement between the parties concerning its subject matter and fully supersedes any and all other prior agreements or understandings between the parties regarding the subject matter hereto. This Agreement shall not be modified or amended except by written instrument signed by all of the parties hereto.

                                      Very truly yours,

                                      HomeCom Communications, Inc.


                                      By: /s/ Harvey Sax
                                         ---------------------------------
                                              Harvey Sax, President



                       [SIGNATURES CONTINUED ON NEXT PAGE]










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                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


Accepted and agreed to by the undersigned Purchasers:


Eurofactors International, Inc.

By:
   -------------------------------
Print Name:
           -----------------------
Print Title:
           -----------------------


Attest:
           -----------------------
Print Name:
           -----------------------


Signed, sealed and delivered in the presence of:


------------------------------
Notary Public

My commission expires:
                      ---------
[NOTARIAL SEAL]













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                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


Accepted and agreed to by the undersigned Purchasers:


FTS Worldwide Corporation

By:
   -------------------------------
Print Name:
            ----------------------
Print Title:
            ----------------------


By:
    ------------------------------
Print Name:
            ----------------------
Print Title:
            ----------------------


Signed, sealed and delivered in the presence of:


------------------------------
Notary Public

My commission expires:
                      --------

[NOTARIAL SEAL]







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                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


Accepted and agreed to by the undersigned Purchasers:


Beauchamp Finance


By:
   -------------------------------
Print Name:
            ----------------------
Print Title:
            ----------------------



Attest:
       ---------------------------
Print Title:
            ----------------------


Signed, sealed and delivered in the presence of:


------------------------------
Notary Public

My commission expires:
                      --------

[NOTARIAL SEAL]






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                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


Accepted and agreed to by the undersigned Purchasers:


COLBO


By:
   -------------------------------
Print Name:
            ----------------------
Print Title:
            ----------------------




Attest:
       ---------------------------
Print Title:
            ----------------------


Signed, sealed and delivered in the presence of:


------------------------------
Notary Public

My commission expires:
                      --------

[NOTARIAL SEAL]








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